EXECUTION COPY

AMENDMENT NO. 4 dated as of January 14, 2010 (this “Amendment”), to the CREDIT AGREEMENT dated as of July 14, 2006, as amended by AMENDMENT NO. 1 dated as of January 11, 2008, AMENDMENT NO. 2 dated as of February 24, 2009, and AMENDMENT NO. 3 dated as of May 27, 2009 (as so amended, the “Credit Agreement”), among TEREX CORPORATION, a Delaware corporation (“Terex”), NEW TEREX HOLDINGS UK LIMITED, a limited company organized under the laws of England (the “U.K. Borrower”), TEREX INTERNATIONAL FINANCIAL SERVICES COMPANY, a company organized under the laws of the Republic of Ireland (the “European Borrower”), TEREX MINING AUSTRALIA PTY LTD, a company organized under the laws of Australia and registered in New South Wales, Australia (the “Old Australian Borrower”), TEREX LIFTING AUSTRALIA PTY LTD, a company organized under the laws of Australia and registered in Queensland, Australia (“Terex Lifting” or the “Australian Borrower”), and TEREX ITALIA S.R.L., a company organized under the laws of the Republic of Italy (the “Italian Borrower” and, together with Terex, the U.K. Borrower, the European Borrower, and the Australian Borrower, the “Borrowers”), the Lenders (as defined in Article I of the Credit Agreement), the Issuing Banks (as defined in Article I of the Credit Agreement) and CREDIT SUISSE AG (formerly known as Credit Suisse), as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders.

A.  Pursuant to the Credit Agreement, the Lenders and the Issuing Banks have extended, and have agreed to extend, credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth in the Credit Agreement.

B.  The Borrowers have requested that certain provisions of the Credit Agreement be amended as provided herein.

C.  The Required Lenders, on the terms and subject to the conditions set forth herein, are willing so to amend the Credit Agreement.

D.  Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement, as amended hereby.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Amendments to the Credit Agreement.  (a) The preamble of the Credit Agreement is hereby amended by replacing the words “TEREX MINING AUSTRALIA PTY LTD” with the words “TEREX LIFTING AUSTRALIA PTY LTD”.

(b)  Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order therein:

“Bucyrus” shall mean Bucyrus International, Inc.

“Bucyrus Purchase Agreement” shall mean the Asset and Stock Purchase Agreement dated as of December 20, 2009, between Terex and Bucyrus and any separate agreements for the purchase of Bucyrus Stock contemplated thereby.

“Bucyrus Stock” shall mean the shares of common stock of Bucyrus acquired by Terex (if any) pursuant to the Bucyrus Purchase Agreement as consideration, in part, for the Bucyrus Transactions.

“Bucyrus Transactions” shall mean the sale by Terex of its mining business to Bucyrus pursuant to the Bucyrus Purchase Agreement for consideration of approximately $1,300,000,000 in cash and, at the election of Terex, Bucyrus Stock.

(c)  The definition of the term “Hedging Agreement” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the words “or any hedging agreement for the purpose of managing risk as a result of Terex’s investment in the Bucyrus Stock” immediately after the words “commodity price hedging arrangement”.

(d)  Section 6.04(q) of the Credit Agreement is hereby amended by deleting the word “and” from the end thereof.

(e)  Section 6.04(r) of the Credit Agreement is hereby amended by replacing the period at the end thereof with “; and”.

(f)  Section 6.04 of the Credit Agreement is hereby amended by adding the following paragraph (s) at the end thereof:

(s) investments by Terex consisting of Bucyrus Stock and in Hedging Agreements with respect thereto.

(g)  Section 6.05(b)(ii) of the Credit Agreement is hereby amended by inserting at the beginning thereof the words, “except for the Bucyrus Transactions,”

SECTION 2.  Amendment Fee.  In consideration of the agreements of the Lenders contained in this Amendment, the Borrowers agree to pay to each Lender that executes and delivers a copy of this Amendment to the Administrative Agent (or its counsel) at or prior to 3:00 p.m., New York City time, on January 14, 2010 through the Administrative Agent, an amendment fee (the “Amendment Fee”) in an amount equal to 0.15% of the sum of the aggregate principal amount outstanding of such Lender’s Term Loans and Revolving Credit Commitments (whether used or unused) as of such date.  The Amendment Fee shall be payable in immediately available funds on, and subject to the occurrence of, the Amendment Effective Date (as defined below).

SECTION 3.  Representations and Warranties.  To induce the other parties hereto to enter into this Amendment, each of the Borrowers represents and warrants to the Administrative Agent, the Collateral Agent, the Issuing Banks and each of the Lenders that:

(a)  This Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(b)  After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

(c)  After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 4.  Substitution of Australian Borrower.  On or prior to the closing date of the Bucyrus Transactions (the “Bucyrus Closing Date”), Terex shall ensure that the Old Australian Borrower shall have repaid in full all outstanding Loans made to it under the Credit Agreement, and returned or cash collateralized to the satisfaction of the Administrative Agent and the Issuing Bank all Letters of Credit (if any) outstanding with respect to which the Old Australian Borrower is the account party.  Following such repayment and return or cash collateralization (if required), upon the Bucyrus Closing Date, the Old Australian Borrower shall be released from all its obligations, and shall cease to be entitled to any of the benefits of being, a Borrower under the Credit Agreement.  Upon delivery to the Administrative Agent of such corporate documents, board resolutions, legal opinions and other information (including all applicable “know your customer” information) as the Administrative Agent may reasonably request, Terex Lifting shall become the Australian Borrower for all purposes of the Credit Agreement and the other Loan Documents, all without affecting the obligations of the other Borrowers, the Subsidiary Guarantors and the Multicurrency Revolving Credit Lenders.

       SECTION 4.  Effectiveness.  This Amendment shall become effective as of the date set forth above on the date (the “Amendment Effective Date”) on which the following conditions shall be satisfied:

(a)  The Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) the Borrowers, (ii) the Subsidiary Guarantors and (iii) the Required Lenders.

(b)  The Administrative Agent shall have received the Amendment Fee.

SECTION 5.  Effect of Amendment and Subsidiary Guarantors.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Borrowers under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby.  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. Each Loan Party hereby consents to this Amendment and the transactions contemplated hereby, and each Loan Party hereby (a) agrees that, notwithstanding the effectiveness of this Amendment, each of the Security Documents to which such Loan Party is a party continues to be in full force and effect, (b) confirms its guarantee of the Obligations (with respect to each Guarantor) and its grant of a security interest in its assets as Collateral therefor (with respect to each Loan Party that has granted a security interest in any Collateral), all as provided in the Loan Documents, and (c) acknowledges that such guarantee and/or grant continue in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement (as amended hereby) and the other Loan Documents.  Without limiting the foregoing, each Guarantor confirms its joint and several liability for the Obligations of Terex Lifting.

SECTION 6.  Authorization of Release.  The Lenders hereby authorize the Administrative Agent to, at Terex’s expense, take such action and execute any such documents as may be reasonably requested by any Borrower to release (i) the Old Australian Borrower and any other Subsidiaries of Terex being sold pursuant to the Bucyrus Transactions from their obligations under any Loan Documents and (ii) any Liens created by any Loan Document in respect of any Collateral being sold pursuant to the Bucyrus Transactions.

SECTION 7.  Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 8.  Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract.  Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

SECTION 9.  Notices.  All notices hereunder or in connection herewith shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.

SECTION 10.  Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this  Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

TEREX CORPORATION,

By:
Name:
Title:

NEW TEREX HOLDINGS UK LIMITED,

By:
Name:
Title:

TEREX INTERNATIONAL FINANCIAL SERVICES COMPANY

By:
Name:
Title:

TEREX MINING AUSTRALIA PTY LTD,

By:
Name:

TEREX LIFTING AUSTRALIA PTY LTD,

By:
Name:

[Terex Amendment No. 4 to the Credit Agreement Signature Page]

TEREX ITALIA S.R.L.,

By:
Name:

[Terex Amendment No. 4 to the Credit Agreement Signature Page]

EACH SUBSIDIARY GUARANTOR LISTED ON SCHEDULE I HERETO

by
Name:
Title: Authorized Signatory

[Terex Amendment No. 4 to the Credit Agreement Signature Page]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, INDIVIDUALLY AND AS ADMINISTRATIVE AGENT, COLLATERAL AGENT, ISSUING BANK AND SWINGLINE LENDER,

by
Name:
Title:

by
Name:
Title:

[Terex Amendment No. 4 to the Credit Agreement Signature Page]

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF JANUARY 14, 2010, TO THE TEREX CORPORATION CREDIT AGREEMENT DATED AS OF JULY 14, 2006, AS AMENDED.

NAME OF LENDER:
By
Name:
Title:

[Terex Amendment No. 4 to the Credit Agreement Signature Page]

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF JANUARY 14, 2010, TO THE TEREX CORPORATION CREDIT AGREEMENT DATED AS OF JULY 14, 2006, AS AMENDED.

NAME OF LENDER:
By
Name:
Title:

By
Name:
Title:

[Terex Amendment No. 4 to the Credit Agreement Signature Page

ANNEX I

Subsidiary Guarantors

Amida Industries, Inc.
A.S.V., Inc.
CMI Terex Corporation
Genie Holdings, Inc.
Genie Industries, Inc.
Genie International, Inc.
Genie Manufacturing, Inc.
Loegering Mfg. Inc.
Powerscreen Holdings USA Inc.
Powerscreen North America, Inc.
Powerscreen USA, LLC
Terex Advance Mixer, Inc.
Terex USA, LLC
Terex Utilities, Inc.
Terex-Telelect, Inc.